November 3, 2005

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

Supplement to Prospectus Dated May 1, 2005

Effective on or about December 1, 2005, the following information will supersede and replace the information in the third and fourth paragraphs contained in the section of the fund’s Prospectus entitled “Management – Investment Adviser”:

John R. O’Toole and Jocelin A. Reed are the fund’s co-primary portfolio managers. Mr. O’Toole has been a primary portfolio manager of the fund since December 2005. He has been employed by Dreyfus since October 1994. He also is a senior vice president and senior portfolio manager for Mellon Equity Associates, LLP (“Mellon Equity”), an affiliate of Dreyfus, and has been employed by Mellon Bank, N.A. since 1979.

Ms. Reed has been a primary portfolio manager of the fund since December 2005. She has been employed by Dreyfus since November 1997. She also is a senior vice president and senior portfolio manager for Mellon Equity and has been employed by Mellon Equity since 1996.

___________________________________________________

Effective on or about December 1, 2005, the following information will supersede and replace the information contained in the section of the fund’s Prospectus entitled “Goal/Approach”:

Goal/Approach

The fund seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the fund, under normal circumstances, invests at least 80% of its assets in the common stocks of companies that, in the opinion of the fund’s management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

The fund’s investment strategy combines a disciplined investment process that consists of computer modeling techniques, fundamental analysis and risk management with a social investment process. In selecting stocks, the portfolio managers begin by using computer models to identify and rank stocks within an industry or sector, based on several characteristics, including:

  value, or how a stock is priced relative to its perceived intrinsic worth growth, in this case the sustainability or growth of earnings financial profile, which measures the financial health of the company

Next, based on fundamental analysis, the portfolio managers designate the most attractive of the higher ranked securities as potential purchase candidates, drawing on a variety of sources, including company management and internal as well as Wall Street research.

The portfolio managers manage risk by diversifying across companies, industries and sectors, seeking to dilute the potential adverse impact from a decline in value of any one stock, industry or sector.

The portfolio managers then evaluate each stock considered to be a potential purchase candidate, by industry or sector, to determine whether the company enhances the quality of life in America by considering its record in the areas of:

  protection and improvement of the environment and the proper use of our natural resources occupational health and safety
  consumer protection and product purity
  equal employment opportunity

Consistent with its consumer protection screen, the fund will not purchase shares in a company that manufactures tobacco products.

If the portfolio managers determine that a company fails to meet the fund’s social criteria, the stock will not be purchased, or if it is already owned, it will be sold as soon as reasonably possible, consistent with the best interests of the fund. If the portfolio managers’ assessment does not reveal a negative pattern of conduct in these social areas, the company’s stock is eligible for purchase or retention.

The portfolio managers then further examine the companies determined to be eligible for purchase, by industry or sector, and select investments from those companies the portfolio managers consider to be the most attractive based on financial considerations. If there is more than one company to choose from, the portfolio managers can select stocks of companies that they consider to have records that exhibit positive accomplishments in the fund’s areas of social concern.

The fund normally focuses on large-cap growth stocks. The portfolio managers may emphasize different types of growth-oriented stocks (such as those with pure growth characteristics or those that also have favorable value characteristics) and different market capitalizations within the large capitalization range (such as mega cap or the low end of the large capitalization range) as market conditions warrant. The fund also may invest in value-oriented stocks, mid-cap stocks and small-cap stocks. The fund also may invest in common stocks of foreign companies whose U.S. operations are evaluated in accordance with the social screens set forth above.

The fund also typically sells a stock when the portfolio managers believe there is a more attractive alternative, the stock’s valuation is excessive or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure.

Concepts to understand

Social screening: The portfolio managers use publicly available information, including reports prepared by “watchdog” groups and governmental agencies, as well as information obtained from research vendors, the media and the companies themselves, to assist them in the social screening process. Because there are few generally accepted standards for the portfolio managers to use in the evaluation, the portfolio managers will determine which research tools to use. The portfolio managers do not currently examine:

• corporate activities outside the U.S.
• nonbusiness activities
• secondary implications of corporate activities (such as the activities of a client or customer of the company being evaluated)

___________________________________________________

Effective on or about December 1, 2005, the following information will supersede and replace the information in the sixth paragraph contained in the section of the fund’s Prospectus entitled “Main Risks”:

Main Risks

• Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

• Value stock risk. Value stocks involve the risk that they may never reach what the portfolio managers believe is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the portfolio managers misgauged that worth. They also may decline in price even though in theory they are already undervalued.